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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                        Date of Report: December 21, 2001


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                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)

Wisconsin                                1-1370                       39-0182330
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(State or other jurisdiction of    (Commission File             (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)

               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (414) 259-5333


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

               NOTICE OF FINALIZATION OF EARLY RETIREMENT PACKAGES

         On November 14, 2001, Briggs & Stratton Corporation announced the offer of an early retirement incentive benefit package to eligible salaried employees in addition to the outright elimination of approximately twenty-five salaried positions.

         A copy of the News Release announcing the finalization of the early retirement packages is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits:

                  Exhibit
                  Number                    Description

                  99                        News Release dated December 21, 2001
                                            (Filed herewith.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGGS & STRATTON CORPORATION



Date: December 21, 2001               By: /s/ James E. Brenn
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                                          James E. Brenn, Senior Vice President
                                               and Chief Financial Officer